LAW OFFICES OF
                           DERENTHAL & DANNHAUSER LLP
                           ONE POST STREET, SUITE 575
                        SAN FRANCISCO, CALIFORNIA 94104
                                 (415) 981-4844
                           FACSIMILE: (415) 981-4840



                                November 3, 2006


BY EDGAR AND FACSIMILE

Michael K. Pressman, Esq.
Special Counsel
Office of Mergers and Acquisitions
Division of Corporation Finance
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

             Re:      BellaVista Capital, Inc. (the "Company")
                      Schedule TO-I filed October 13, 2006
                      Schedule 14D-9 filed October 13, 2006
                      SEC File No. 5-80316

Dear Mr. Pressman:

         Concurrently with this letter, the Company has filed an amendment to the above-referenced Schedule TO-I responding to the comments in your letter dated October 27, 2006. A marked copy is included with the copy of this letter sent by facsimile for your convenience in completing the review of this filing. Set forth below are our supplemental responses numbered to correspond to your numbered comments.

         1. The Company's shares are not publicly traded and are generally held in the names of individuals, and are represented by certificates in the possession of the shareholders. As a result, the documents tendering shares may be incomplete or incorrect. Accordingly, though the Company will strive to determine the pro ration factor as quickly as possible, the Company may require up to ten days to communicate with tendering shareholders to assure the accuracy and completeness of their documentation.

         2. See the revision on page 13. We would note that the printed copy of the offer circulated to shareholders was complete with this date and the relevant date is set forth in the Summary Term Sheet on page 4.

         3. See the responsive revision under "Conditions of the Offers." We would note that certain circumstances or events causing a need to amend or terminate the Offer might be under the control of the Company, and might be

Michael K. Pressman, Esq.
November 3, 2006
Page 2 of 2


deemed necessary in the best interests of the Company and its shareholders to cause to occur, yet the Company might exercise such control for purposes completely unrelated to the potential effect on the Offer. The Company does not believe that would render the Offer illusory, and has qualified this statement accordingly.

         4. This will confirm that the Company will not rely on the cited language to waive, knowingly and tacitly, a condition of the Offer by failing to assert it.

         5. See the revision to the final paragraph under "Conditions of the Offers." Provided the Company has acted in its reasonable discretion, and subject to the limitation added to clarify the limits on its ability to control the occurrence of conditions, the Company, as offeror, should have the ability to determine and define the terms of its Offer within the scope of reasonable discretion.

         6        See the revision under "Incorporation by Reference."

         Please contact the undersigned if you have any further questions or comments concerning this filing.

                                    Very truly yours,

                                    /s/ PAUL J. DERENTHAL

                                    Paul J. Derenthal

cc:      Michael Rider